Convertible notes	12 Months Ended
Mar. 31, 2014
Convertible notes
Convertible notes

14                                 Convertible notes

On April 27, 2012, the Company completed the sale of US$65 million in aggregate principal amount of 7% coupon interest rate senior unsecured convertible notes to KKR China Healthcare Investment Limited (“KKRCHIL”) (the “KKR Notes”). The KKR Notes are convertible into the Company’s ordinary shares at a conversion price of US$2.838 per share. The Company received gross proceeds of US$65 million and incurred debt issuance costs of RMB14,260 from the issuance of the KKR Notes. The KKR Notes are senior unsecured obligations, maturing on April 27, 2017 and are not redeemable prior to their maturity at the Company’s option. The KKR Notes are convertible at any time in whole or in part, into the Company’s ordinary shares at the conversion price, subject to customary anti-dilution adjustments for significant corporate events. On the maturity date, the Company is obligated to pay a redemption amount on the unconverted portion of the KKR Notes that is calculated to provide a 12% Internal Rate of Return (“IRR”).

On October 3, 2012, the Company completed the sale of aggregate US$50 million senior unsecured convertible notes to Golden Meditech Holdings Limited (“GMHL”), which is a major shareholder of the Company (the “GM Notes”). The GM Notes carry a 7% coupon interest rate and are convertible into the Company’s ordinary shares at a conversion price of US$2.838 per share. The Company received gross proceeds of US$50 million and incurred debt issuance costs of RMB4,258 from the issuance of the GM Notes. The GM Notes are senior unsecured obligations, maturing on October 3, 2017 and are not redeemable prior to their maturity at the Company’s option. The GM Notes are convertible at any time in whole or part, into the Company’s ordinary shares at the conversion price, subject to customary anti-dilution adjustments for significant corporate events. On the maturity date, the Company is obligated to pay a redemption amount on the unconverted portion of the GM Notes that is calculated to provide a 12% IRR.

The carrying amounts of the KKR Notes and GM Notes (collectively the “Notes”) as of March 31, 2013 and 2014 are summarized in the following table:

	March 31,
	2013	2014	2014
	RMB	RMB	US$

Principal amount of the KKR Notes	409,764	403,315	64,879
Principal amount of the GM Notes	315,226	310,302	49,917
Cumulative interest payables	26,791	64,136	10,317
Carrying amount	751,781	777,753	125,113

The Notes holders have the right to require the Company to redeem all or any portion of the Notes upon occurrence of events of default. Such events of default under the Notes include suspension from trading or failure of the Company’s ordinary shares to be listed over certain periods (subject to certain exceptions), failure to deliver ordinary shares upon conversion, or failure to pay principal or interest to the holder within certain periods when due and payable (including, without limitation, the Company’s failure to pay any redemption payments), bankruptcy, materially breaches of any covenants or terms in the Notes, the incurrence of any indebtedness of the Group and any final judgment or judgment against the Group exceeding certain amount, and any other event or events that could be expected to have material adverse effects on the Group. From and after the thirtieth day following the occurrence, and during the continuance, of an event of default under the Notes, the interest rate shall be increased to twenty-two and one-half percent (22.5%) per annum.

The Notes are entitled to a special redemption payment in the event the Group breaches certain covenants. The KKR Note are also entitled to a special redemption payment in the event GMHL or certain members of the Company’s senior management violate the terms of certain lock-up agreements they have entered into in favor of KKRCHIL. The Notes contain customary ongoing covenants, including affirmative covenants and negative covenants. Covenants are set out in the convertible notes purchase agreement and the Notes, including but not limited to compliance with Securities and Exchange Commission filings and all applicable laws and rules; maintaining Form F-3 eligibility and maintaining and keeping all the current held cord blood banking licenses effective; the Company shall not, without the prior written consent of the Notes holders, change its principal business; dissolve, liquidate, reorganize or restructure; merge with any other entity; commence any case, proceeding or other action under bankruptcy, insolvency or similar law; acquire or dispose of assets other than in the ordinary course of business; approve any budget or business plan; incur any indebtedness such that the outstanding indebtedness is in excess of US$22 million for KKR Notes and US$87 million for GM Notes respectively. Any amendment or waiver thereof requires the affirmative consent of a majority of the holder of all outstanding Notes. Additionally, additional payments on the Notes shall be made in the event the Group pays any excess cash dividend in any financial year (see Note 19). Such term provides KKRCHIL and GMHL with the ability to participate in any excess cash dividend.

The Company has determined that the conversion feature embedded in the Notes should not be bifurcated and accounted for as a derivative pursuant to ASC 815, Derivatives and Hedging, since the embedded conversion feature is indexed to the Company’s own stock and would have been classified in shareholders’ equity if it were a free-standing derivative instrument. The Company has determined that the embedded put options that can accelerate the repayment of the Notes and contingent interest feature are clearly and closely related to the debt host contract and are not separately accounted for as a derivative pursuant to the ASC 815. Further, since the conversion price of the Notes exceeded the market price of the Company’s ordinary shares on the date of commitment, there was no beneficial conversion feature.

The Company accrued interest on the Notes based on the guaranteed 12% IRR per annum. The difference between the accrued interest rate of 12% and the coupon rate of 7% of the Notes is recorded in convertible notes in the consolidated balance sheets. Debt issuance costs capitalized in connection with the issuance of convertible notes are amortized from the date the Notes were issued to the earliest date the holders of the Notes can demand payment, which is five years.

Interest relating to the Notes was recognized as follows:

	Year ended March 31,
	2013	2014	2014
	RMB	RMB	US$

KKR Notes interest incurred	45,959	50,475	8,120
GM Notes interest incurred	18,761	37,994	6,112
Amortization of debt issuance costs	3,062	3,610	581
Notes related interest cost capitalized	(1,207)	(24,822)	(3,993)
Total interest expense	66,575	67,257	10,820